U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 15, 2005



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                         0-29613                     66-0549380
----------------------          ------------------            ------------------
State of Incorporation          Commission File No.            I.R.S. Employer
                                                              Identification No.

 1862 West Bitters Rd. San Antonio, TX                   78248
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number,(    210    )     764     -    8642
                               -----------  -----------   ----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

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Item 8.01         Other Events

IMPACT INTERNATIONAL, LLC WARRANT EXERCISE

     On June 9, 2005, Impact International, LLC notified us of its intent to exercise its common stock warrant for Seven Million Five Hundred Thousand (7,500,000) common shares. Inpact tendered payment in the form of a promissory note in the amount of $2,512,000. The note will reduce and offset our principal balance owed under the Purchase and Sale of Agreement dated May 25th, 2004 whereby we acquired the Eagle Pass pipeline. Presently, we are completing the documentation and expect to issue the shares in the very near future.

MERCATOR GROUP OF COMPANIES ASSIGN PORTION OF THEIR DEBENTURES AND WARRANTS

     On June 1, 2005, Mercator Momentum Fund, Mercator Momentum Fund III and Monarch Pointe Fund, (collectively "Mercator Funds") have assigned Five Hundred Thousand ($500,000) Dollars of their outstanding 7% Convertible Debentures to Robinson Reed, Inc., a British Virgin Islands International Business Company. Robinson Reed, Inc. is a managed account for M.A.G. Capital, Inc. which acts as an investment advisor.

     Additionally, the Mercator Funds assigned Robinson Reed, Inc. a total of 328,948 common stock purchase warrants representing 164,474 $0.80 common stock warrants and 164,474 $0.87 common stock warrants. Subsequently, Robinson Reed, Inc. assigned M.A.G. Capital, LLC a toal of 82,236 common stock purchase warrants representing 41,118 $0.80 Warrants and 41,118 $0.87 Warrants.

     In connection with the above assignments, we entered into an Addendum to the November 18, 2004 Securities Purchase and Registration Rights Agreements with the Mercator Funds and M.A.G. Capital, LLC (formerly Mercator Advisory Group, LLC) and Robinson Reed, Inc. Robinson Reed, Inc. has agreed to be bound by the terms and conditions under the Securities Purchase and Registration Rights Agreements and certified that all of the representations and warranties made by the Holders are true and correct with respect to Robinson Reed, Inc.

SANDERS MORRIS HARRIS
---------------------

     On June 14, 2005, we ended our financial advisory relationship with Sanders Morris Harris.

Item 9.01         Financial Statements and Exhibits

Exhibits

10.0 Addendum  to  Stock  Purchase  Agreement  dated  June 1,  2005  (Securities
     Purchase Agreement dated November 18, 2004 filed on Form 8-K November 22, 2004 as Exhibit 10.1)

10.1 Addendum to Registration Rights Agreement dated June 1, 2005 (Registration Rights Agreement dated November 18, 2004 filed on Form 8-K November 22, 2004 as Exhibit 10.5)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: June 15, 2005


                                                  /s/ Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President